As filed with the Securities and Exchange Commission on April 17, 2001

                                                     Registration No. 333-47728
                                                                      811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1


A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:

                             Marijo F. Murphy, Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                                    Copy to:


Jeffrey S. Puretz, Esq.                         Sheila K. Davidson, Esq.
Dechert                                         Senior Vice President
1775 Eye Street, N. W.                          and General Counsel
Washington, D.C.  20006-2401                    New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010



It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] on May 1, 2001 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on _______ pursuant to paragraph (a)(i) of 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


E.      Title of securities being registered:

        Units of interests in the Separate Account under Single Premium Variable Universal Life Insurance Policies.

F. Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

        Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                   Prospectus Caption
-------------------                                   ------------------
1                                                     Glossary of Special Terms; Separate
                                                      Account

2                                                     Who We Are

3                                                     Not Applicable

4                                                     Distribution of the Policies

5                                                     Separate Account

6                                                     Separate Account

7                                                     Not Applicable

8                                                     Not Applicable

9                                                     Legal Proceedings

10                                                    Policy Overview; Summary of Fees and
                                                      Charges; Who We Are; Death Benefit
                                                      Guarantee; Charges and Deductions; Your
                                                      Policy; Premiums; Separate Account; The
                                                      Eligible Portfolios; Transfers, Dollar Cost
                                                      Averaging and Account Rebalancing; Life
                                                      Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Making
                                                      Withdrawals from Your Policy; Loans;
                                                      Lapse and Reinstatement; Additional
                                                      Benefits through Riders and Options;
                                                      Distribution of the Policies

11                                                    Premiums; Life Insurance Benefits and
                                                      Cash Values; Death Benefit Guarantee;
                                                      Separate Account

12                                                    The Eligible Portfolios; Who We Are;
                                                      Distribution of the Policies

13                                                    Policy Overview, Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Making Withdrawals from Your Policy;
                                                      Loans; Premiums, Separate Account, The
                                                      Eligible Portfolios; Charges and
                                                      Deductions; Distribution of the Policies;
                                                      Your Policy; Separate Account; The Eligible
                                                      Portfolios; Transfers; Dollar Cost Averaging
                                                      and Account Rebalancing

14                                                    Policy Overview; Premiums; Lapse and
                                                      Restatement; The Eligible Portfolios

15                                                    Policy Overview; Premiums; Lapse and
                                                      Reinstatement; Your Policy

16                                                    Policy Overview; Separate Account; Life
                                                      Insurance Benefits and Cash Value;
                                                      Premiums; The Eligible Portfolios; Transfers;
                                                      Dollar Cost Averaging and Account Rebalancing

17                                                    Policy Overview; Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Separate Account; Making Withdrawals
                                                      from Your Policy; Loans

18                                                    Policy Overview; Life Insurance Benefits
                                                      and Cash Value; Death Benefit Guarantee;
                                                      Separate Account; Making Withdrawals
                                                      from Your Policies;



                                                      Loans; The Eligible Portfolios; Transfers;
                                                      Dollar Cost Averaging and Account
                                                      Rebalancing

19                                                    Your Policy

20                                                    Not Applicable

21                                                    Making Withdrawals from Your Policy

22                                                    Not Applicable

23                                                    Not Applicable

24                                                    Other Information

25                                                    Who We Are

26                                                    Charges and Deductions; Loans; Making
                                                      Withdrawals from Your Policy; Lapse &
                                                      Reinstatement; Other Information; Your
                                                      Policy

27                                                    Who We Are

28                                                    Directors and Officers of NYLIAC

29                                                    Who We Are

30                                                    Not Applicable

31                                                    Not Applicable

32                                                    Not Applicable

33                                                    Not Applicable

34                                                    Not Applicable

35                                                    Not Applicable

36                                                    Not Applicable

37                                                    None

38                                                    Distribution of the Policies

39                                                    Distribution of the Policies

40                                                    Distribution of the Policies

41                                                    Distribution of the Policies

42                                                    Not Applicable

43                                                    Not Applicable

44                                                    Life Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Premiums;
                                                      Your Policy; Federal Tax Considerations

45                                                    Not Applicable

46                                                    Life Insurance Benefits and Cash Values;
                                                      Death Benefit Guarantee; Premiums;
                                                      Loans, Making Withdrawals From Your
                                                      Policy; Charges and Deductions; Separate
                                                      Account; The Fixed Account; The Eligible
                                                      Portfolios; Transfers, Dollar Cost
                                                      Averaging and Account Rebalancing

47                                                    None

48                                                    None

49                                                    None

50                                                    Not Applicable

51                                                    Not Applicable

52                                                    Separate Account; The Fixed Account;
                                                      The Eligible Portfolios; Transfers;
                                                      Your Policy; Dollar Cost Averaging
                                                      and Account Rebalancing; Other
                                                      Information

53                                                    Federal Tax Considerations

54                                                    Not Applicable

55                                                    Illustrations of Life Insurance Benefits,
                                                      Cash Values and Cash Surrender Values

56                                                    Not Applicable

57                                                    Not Applicable

58                                                    Not Applicable

59                                                    Financial Statements

            SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                          PROSPECTUS DATED MAY 1, 2001


                   VARIABLE PRODUCT SERVICE CENTER ADDRESSES

Variable Products Service Center   OR  Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, New York 10159               New York, New York 10010
Telephone: 1-800-598-2019

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

    This Prospectus describes information you should know before you purchase a Single Premium Variable Universal Life (SPVUL) policy. We encourage you to read it carefully.

SPVUL is a modified single premium variable universal life insurance policy. This means that:
 You can make one single premium payment. This Prospectus contains a complete explanation of when, under certain limited circumstances, you can make additional premium payments.

 Unless you invest only in the Fixed Account, the value of your life insurance policy will depend upon the performance of the investment options in which you invest. These investment options can rise or fall in value.

When you purchase an SPVUL policy, you pay an initial single premium. You select whether you want the initial single premium to be based on 80% or 100% of the Guideline Single Premium, the maximum amount that the federal tax laws generally allow you to pay for a life insurance policy with a given face amount. If your initial single premium is based on 100% of the Guideline Single Premium, a Death Benefit Guarantee equal to the Policy's Face Amount at issue will apply to your Policy. If your initial single premium is based on 80% of the Guideline Single Premium, no Death Benefit Guarantee will apply to your Policy.


You have the option to choose from 22 Investment Divisions and a Fixed Account. However, you can invest in up to 21 investment options, including the Fixed Account -- an account which is part of our General Account. The Investment Divisions are part of our Separate Account, a segregated account that holds SPVUL policy assets apart from our General Account. We use the money that you have allocated to each Investment Division to invest in shares of an individual Eligible Portfolio, a mutual fund portfolio. These Eligible Portfolios are not sold directly to the general public, and their investment results may differ from mutual fund portfolios sold directly to the general public. You can also allocate some or all of your payments to the Fixed Account.


The following Eligible Portfolios are available:

                              ELIGIBLE PORTFOLIOS:


--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income



If you decide to buy this life insurance policy, you should keep this Prospectus for your records. This Prospectus is not valid unless it is attached to the current Prospectuses for the MainStay VP Series Fund, Inc., The Alger American Fund, Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, The Universal Institutional Funds, Inc. and the T. Rowe Price Equity Series, Inc. (we refer to them collectively as "Funds" and individually as a "Fund").


Although we file the Prospectus with the Securities and Exchange Commission
(SEC), the SEC does not approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. It is a criminal offense to state that the SEC has approved or disapproved these securities or that it has determined whether the information in this Prospectus is truthful or complete. The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the FDIC, the Federal Reserve Board or any other agency.

You can call us at 1-800-598-2019 to ask us questions.

We file other information with the SEC. You can read and copy any document we file at the SEC's public reference room in Washington, DC 20549-6009. You can call the SEC at 1-800-SEC-0330 for further information. Our SEC filings, including this Prospectus, are also available to the public at the SEC's website at (HTTP://WWW.SEC.GOV).

                               TABLE OF CONTENTS


Glossary of Special Terms..............    3
Policy Overview........................    5
Summary of Fees and Charges............    7
  Insurance Charges....................    7
     Surrender Charge..................    7
     Monthly Deductions................    8
  Eligible Portfolio Fees and
     Expenses..........................    8
Who We Are.............................   10
  New York Life Insurance and Annuity
     Corporation and New York Life
     Insurance Company.................   10
  Separate Account.....................   10
The Eligible Portfolios................   11
The Fixed Account......................   12
  Assets In The Fixed Account..........   12
  Interest Crediting...................   13
Death Benefit Guarantee................   13
Charges and Deductions.................   14
  Expense Allocation...................   14
  Charges Under The Policy.............   15
     Surrender Charge..................   15
     Monthly Deductions................   16
       Insurance Charges...............   16
       Investment Charges..............   16
  Separate Account Charges.............   17
     Mortality and Expense Risk
       Charge..........................   17
     Other Charges You Might Incur.....   17
     Eligible Portfolio Charges........   18
Your Policy............................   18
  Policy Limitations...................   18
  Changes to Policy or Separate
     Account...........................   19
Premiums...............................   19
Transfers, Dollar Cost Averaging, and
  Account Rebalancing..................   21
  Transfers of Cash Value..............   21
  Dollar Cost Averaging................   22
  Automatic Asset Reallocation.........   23
  Interest Sweep.......................   23
  Third Party Investment Advisory
     Arrangements......................   24
Life Insurance Benefits and Cash
  Values...............................   24
Making Withdrawals From Your Policy....   27
Loans..................................   28
Lapse and Reinstatement................   29
Additional Benefits Through Riders And
  Options..............................   30
  Living Benefits Rider................   30
  Spouse's Paid-up Insurance Purchase
     Option Rider......................   31
Federal Tax Considerations.............   31
  Our Intent...........................   31
  Tax Status of NYLIAC and the Separate
     Account...........................   32
  Charges for Taxes....................   32
  Diversification Standards and Control
     Issues............................   32
  Life Insurance Status of Policy......   33
  Modified Endowment Contracts.........   34
  Status of Policy After Insured is Age
     100...............................   34
  Policy Surrenders and Partial
     Withdrawals.......................   34
  Policy Loans and Interest
     Deductions........................   35
  Corporate Owners.....................   35
  Exchanges or Assignments of Policy...   36
  Reasonableness Requirement for
     Charges...........................   36
  Living Benefits Rider................   36
  Other Tax Issues.....................   36
  Withholding..........................   36
Legal Proceedings......................   37
Other Matters..........................   37
  Additional Information About
     Charges...........................   37
  Experts..............................   38
  Directors and Principal Officers of
     NYLIAC............................   38
  Records and Reports..................   41
  Distribution of the Policies.........   41
  Other Information....................   41
  Financial Statements.................   42
  Financial Statements.................  F-1
  Appendix A: Illustrations............  A-1
  Appendix B: Variations by
     Jurisdiction......................  B-1


     THE POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES AND/OR AUTHORIZES.


     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: A unit of measure we use to calculate the value of an Investment Division.

BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.

CASH SURRENDER VALUE: The Cash Value minus the Surrender Charge (if applicable), loan principal (if applicable) and loan interest accrued (if applicable).

CASH VALUE: The current value of the Investment Divisions plus the value of the Fixed Account under the Policy.

CODE:  The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE: Prevents the Policy from lapsing if the Policy's Cash Surrender Value is insufficient to cover Monthly Deductions. Only available if 100% Guideline Single Premium is selected at the time of Application and an amount based on 100% of the Guideline Single Premium is paid as the initial premium.

DEDUCTION AMOUNT: A charge on the Policy Date and on Monthly Deduction Dates for the cost of insurance, deferred sales expense charge and an administrative charge.

FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the Policy's Data page. Thereafter, the Face Amount may be reduced as a result of any partial withdrawal.

FIXED ACCOUNT: The Fixed Account is supported by the assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

GAIN:  Cash Value minus total premiums paid.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account of NYLIAC. We allocate the premium payment you make during the free look period to this account.

GUIDELINE SINGLE PREMIUM (GSP): The maximum amount of initial single premium that can be paid for a specific Face Amount and allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

GUIDELINE ANNUAL PREMIUM (GAP): The maximum amount of premium that can be paid annually for a specific Face Amount and allow the Policy to qualify as life insurance for tax purposes under Section 7702 of the Code.

INSURED:  The person on whose life the Policy is issued.

INVESTMENT DIVISION: A division of the Separate Account which invests exclusively in shares of a specified Eligible Portfolio.

INVESTMENT DIVISION VALUE:  The current value of the Investment Division.

ISSUE AGE: As of the Policy Date, the Insured's age on the Insured's nearest birthday.

ISSUE DATE:  The date your Policy is issued.

LIFE INSURANCE BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Cash Value on the date of death multiplied by a stated percentage as specified in the Policy. Also called DEATH BENEFIT.

LIFE INSURANCE BENEFIT PROCEEDS: The amount that we will pay on the death of the Insured. It equals the Life Insurance Benefit minus the amount of any outstanding loans, including accrued interest and any past due Monthly Deductions.

MATURITY:  The Policy Anniversary at which the Insured is age 100.

MONTHLY DEDUCTIONS: The charges associated with the Policy that are deducted on a monthly basis which include a cost of insurance charge, a Deferred Sales Expense Charge, and a Monthly Administrative Charge.

MONTHLY DEDUCTION DAY: The day of each month on which any Monthly Deductions are subtracted from the Cash Value. Monthly Deduction Days occur on the same day of the month as the Policy Anniversary.

NET AMOUNT AT RISK:  The Life Insurance Benefit minus the Cash Value.

NYLIAC, WE OR US:  New York Life Insurance and Annuity Corporation.

POLICY ANNIVERSARY:  The yearly anniversary of the Policy Date.

POLICY DATE:  The effective date of the Policy.

POLICY LOAN RATE:  The interest rate charged on Policy loans.

POLICY OWNER OR YOU:  The owner of the Policy.

POLICY YEAR:  The twelve months between Policy Anniversaries.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life (VUL) Separate Account-I, a segregated asset account NYLIAC established to receive and invest premiums allocated to the Eligible Portfolios.

SURRENDER CHARGE: A charge which may be assessed upon surrender of the Policy or partial withdrawals in excess of the Surrender Charge Free Window.

SURRENDER CHARGE FREE WINDOW: The amount of a surrender or partial withdrawal that is not subject to the Surrender Charge. In any Policy Year this amount is the greater of 10% of the total premiums paid or 100% of your policy's Gain.


VALUATION DAY. The date on which the Investment Divisions are valued. The Valuation Day is every day the New York Stock Exchange is open for regular trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                                POLICY OVERVIEW

     This Prospectus describes our SPVUL policy (Policy). This overview is intended to explain key features of the Policy to you. It is not intended to provide a complete explanation of all aspects of the Policy. The Policy is not intended to be used as a short-term savings vehicle or to permit frequent investments and withdrawals.

     The Policy must comply with certain requirements imposed by the Internal Revenue Code of 1986 (Code) in order to maintain its tax status. This is why we do not accept initial premiums over and above the Guideline Single Premium
(GSP) -- the maximum amount the Code allows you to pay at issue for a Policy with a given Face Amount. The Code also requires that the Life Insurance Benefit exceed the value that you have accumulated under the Policy by a specified percentage, again depending upon the age of the Insured. Therefore, if the investment options that you have chosen under the Policy perform well, we may need to increase the amount of your Life Insurance Benefit above the Policy's then current Face Amount.

     When you purchase a Policy, you pay an initial single premium. You decide whether the single premium will be based on 100% of the GSP or 80% of the GSP applicable to your specific Policy coverage. If you decide that the single premium will be based on 100% of GSP, we will guarantee the life insurance benefit under the Policy in an amount equal to the initial Face Amount based on age, gender and underwriting class. We call this the Death Benefit Guarantee. The Guarantee protects the Policy from lapsing if your Cash Surrender Value is insufficient to cover the monthly deductions. If your single premium is based on 80% of the GSP, your Face Amount will be higher than if your single premium is based on 100% of the GSP, and you have more flexibility to pay subsequent premiums, but we will not provide a Death Benefit Guarantee. For a limited time, usually within 20 days after you receive your Policy, you can cancel the policy without paying a surrender charge. For policies issued in North Carolina and the District of Columbia, you can cancel your Policy without paying a surrender charge up to the later of 20 days after you receive your Policy or 45 days after you sign your application. In New York, you can cancel your Policy without paying a surrender charge up to 10 days after you receive your Policy.

     There are 23 investment options available under the Policy, including the Fixed Account. You can invest in up to 21. Each Investment Division invests in shares of an individual Eligible Portfolio. The Eligible Portfolios have different investment objectives, strategies and techniques. If the Investment Divisions perform well, you may be able to accumulate value in amounts greater than what you can accumulate in the Fixed Account. However, investments in the Investment Divisions also can lose value. If your Policy does not have a Death Benefit Guarantee, your Policy may lapse as a result of poor investment performance of the Investment Divisions in which you have invested. If your Policy has a Death Benefit Guarantee, your Policy will not lapse due to the investment performance of the Investment Divisions in which you have invested. By contrast, if the Investment Divisions in which you have invested perform well, the Life Insurance Benefit may increase above the Face Amount.

     We deduct charges from your Policy. In addition, each Eligible Portfolio deducts its own charges, which we do not set under your Policy. We deduct charges on a monthly basis (Monthly Deductions), some over the life of your Policy until Maturity. These charges include a cost of insurance charge, which pays for your insurance benefit, and a monthly administrative charge, which compensates us for the cost of administering your Policy. The deferred sales expense charge is a Monthly Deduction we deduct over a 10-year period after a premium payment is made instead of taking the sales expenses out of the initial premium. This charge partially covers our expenses in selling the policy to you. (See page 16 for a more detailed explanation of the deferred sales expense charge). We also deduct a charge on a daily basis from assets held in the Investment Division, to compensate us for the risk that Insureds will not live as long as we expected and that our expenses in administering the policy will be higher than we anticipated. We deduct a surrender charge if you make a partial withdrawal in excess of the surrender charge free window amount or surrender your Policy in the first nine years after you purchase your Policy.


     You can access your Cash Surrender Value in several ways. You can surrender your Policy, take a partial withdrawal or borrow against your Policy. You should be aware that there may be adverse tax consequences when you access your Cash Surrender Value. Surrenders, partial withdrawals and loans will generally be taxed to the extent of any Gain (generally Cash Value less premium payments). You may also be required to pay a 10% tax penalty on distributions.

     If you surrender your Policy or take a partial withdrawal from your Policy in excess of the Surrender Charge Free window within the first nine years after you pay the initial single premium, we will assess a Surrender Charge. The Surrender Charge is assessed as a percentage of the lesser of: (i) the Cash Value minus any Surrender Charge Free Window; or (ii) the initial single premium minus any partial withdrawals for which the Surrender Charge was assessed. Surrenders and partial withdrawals made shortly after the payment of the initial single premium are assessed a higher Surrender Charge percentage than surrenders and partial withdrawals for the same dollar amount made after a longer period has elapsed after the payment of the initial single premium. Partial withdrawals can also reduce the Policy's Face Amount and Death Benefit Guarantee.


     If you borrow against your Policy, we require that the Fixed Account contain an amount equal to 106% of the loan requested plus 106% of any previous loans. If the Fixed Account does not contain a sufficient amount when the loan is requested, we will transfer a sufficient amount FROM the Investment Divisions TO the Fixed Account. Transfers are made on a pro-rata basis from the Investment Divisions. When there is an outstanding loan, we do not permit partial withdrawals or transfers that would reduce the amount contained in the Fixed Account below 106% of the total outstanding loan. Loan interest accrues each day and is payable on the Policy Anniversary, on the date of death, surrender, lapse, on the date of a new loan, loan increase, or loan repayment. If you do not repay loan interest in cash (by 31 days following the Policy Anniversary), it will be capitalized and increase the loan principal. If your Policy has a Death Benefit Guarantee, you should be aware that if, at any time, the total loan principal (including capitalized interest) exceeds 50% of the Cash Value, then the Death Benefit Guarantee will terminate. You cannot reinstate the Death Benefit Guarantee by repaying the loan or by reducing the total loan principal below 50% of the Cash Value.


     You can make transfers between the Investment Divisions, and between the Investment Divisions and the Fixed Account. We reserve the right to charge up to $30 for each transfer in excess of 12 in any given year. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. There is no limit to the amount that you may transfer into the Fixed

Account, unless we are crediting interest to the Fixed Account at the minimum interest crediting rate of 3%. In that case, we limit transfers to the greater of: (i) 20% of the total amount on the Investment Divisions at the beginning of the Policy Year; or (ii) $5,000. If the Insured is age 65 or older, this limitation on transfers to the Fixed Account does not apply.

     You can also take advantage of our Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep programs. These options are available to you at no additional cost. Dollar Cost Averaging permits you to automatically transfer assets from any Investment Division to any other Investment Division or to the Fixed Account as you direct. Dollar Cost Averaging transfers cannot be made from the Fixed Account. Automatic Asset Reallocation permits you to automatically reallocate assets among the Investment Divisions to maintain a proportion that you predetermine. Interest Sweep permits you to transfer interest earned in the Fixed Account to Investment Division(s) as you indicate. Dollar Cost Averaging and Automatic Asset Reallocation are available if your Cash Value is $2,500 or more. Thereafter, you must maintain a Cash Value of at least $2,000 to have subsequent reallocations. You cannot choose Dollar Cost Averaging and Automatic Asset Reallocation simultaneously. Interest Sweep is available if your Cash Value contained in the Fixed Account is $2,500 or more. Thereafter, the Fixed Account must contain at least $2,000 to have subsequent transfers.

     The Life Insurance Benefit is payable upon the death of the Insured. The Life Insurance Benefit payable is reduced by any outstanding loan principal and accrued interest as of the date of death, and any past due Monthly Deductions.

                          SUMMARY OF FEES AND CHARGES

     INSURANCE CHARGES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the charges that you will pay when you:

          (i) surrender the Policy, or

          (ii) make a partial withdrawal in excess of the Surrender Charge Free Window.

        SURRENDER CHARGE

                                                     SURRENDER CHARGE
                                                     (AS PERCENTAGE OF
                    POLICY                       CASH VALUE LESS SURRENDER
                      AGE                          CHARGE FREE WINDOW)*
                    ------                       -------------------------
1 or fewer years...............................               9%
2..............................................               8%
3..............................................               7%
4..............................................               6%
5..............................................               5%
6..............................................               4%
7..............................................               3%
8..............................................               2%
9..............................................               1%
More than 9....................................               0%

---------------
* The Maximum Surrender Charge will never exceed the applicable Surrender Charge Percentage applied to the initial single premium less any partial withdrawals for which the Surrender Charge was previously assessed.

     The next table describes the Monthly Deductions:

        MONTHLY DEDUCTIONS


CHARGE                                           AMOUNT DEDUCTED                 DEDUCTED ON MONTHLY
                                       (AS ANNUAL PERCENTAGE OF CASH VALUE)      DEDUCTION DAY FOR

 Cost of Insurance                     Individualized, depending upon age,        Life of Policy until Maturity
                                           gender, Net Amount at Risk,
                                        underwriting risk class, and other
                                                individual factors
------------------------------------------------------------------------------------------------------------------
 Deferred Sales Expense:                 CURRENT            GUARANTEED           10 year period after a premium
 comprised of:                                                                   payment is applied
 Sales Expense Charge                     0.40%
 Premium Tax                              0.30%             *
 Federal Tax (DAC)                        0.20%             *
 Total Deferred Sales Expense             0.90%             1.00%
                                    * Taxes change as tax laws change.
------------------------------------------------------------------------------------------------------------------
 Monthly Administrative Charge                                                    Life of Policy until Maturity
 Policy Years: 1-3                        0.60%             0.70%
               4 and after:
 If Cash Value is:
  Below $30,000                           0.60%             .70%
  $ 30,000 -- $59,999.99                  0.55%             .70%
  $ 60,000 -- $89,999.99                  0.50%             .70%
  $ 90,000 -- $119,999.99                 0.40%             .70%
  $120,000 -- $149,999.99                 0.30%             .70%
  $150,000 -- $179,999.99                 0.20%             .70%
  $180,000 -- $199,999.99                 0.10%             .70%
  $200,000 or greater                       0%              .70%

     SEPARATE ACCOUNT CHARGES


CHARGE                                           AMOUNT DEDUCTED                 DEDUCTED DAILY FOR
                                             (AS ANNUAL PERCENTAGE OF
                                             SEPARATE ACCOUNT ASSETS)

   Mortality and Expense Risk            CURRENT                GUARANTEED         Life of Policy
                                          0.50%                   0.80%

     ELIGIBLE PORTFOLIO FEES AND EXPENSES


     The next table describes the Eligible Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. You can find a more detailed description about each Eligible Portfolio in the prospectus for each Fund. Unlike the other charges listed above, the fees and expenses of the Eligible Portfolios are not fixed or specified under the terms of your Policy, and they may vary from year to year. The following chart reflects 2000 fees and charges that are provided by the Funds or their agents, which are based on 2000 expenses. The Funds have provided us with this information; we have not independently verified it.

                                                                                                                     MAINSTAY VP
                                              MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                                MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                   BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                                -----------   ------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31, 2000)(a)
  Advisory Fees...............     0.25%         0.36%          0.25%         0.36%         0.30%         0.25%         0.30%
  Administration Fees.........     0.20%         0.20%          0.20%         0.20%         0.20%         0.20%         0.20%
  Other Expenses..............     0.06%         0.07%          0.07%         0.10%         0.10%         0.05%         0.10%
  Total Fund Annual
    Expenses..................     0.51%         0.63%          0.52%         0.66%         0.60%         0.50%         0.60%


                                MAINSTAY VP    MAINSTAY VP    MAINSTAY VP
                                  INDEXED     INTERNATIONAL      TOTAL      MAINSTAY VP
                                  EQUITY         EQUITY         RETURN         VALUE
                                -----------   -------------   -----------   -----------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31, 2000)(a)
  Advisory Fees...............     0.10%          0.60%          0.32%         0.36%
  Administration Fees.........     0.20%          0.20%          0.20%         0.20%
  Other Expenses..............     0.07%          0.21%          0.07%         0.08%
  Total Fund Annual
    Expenses..................     0.37%          1.01%          0.59%         0.64%


                              MAINSTAY VP   MAINSTAY VP
                               AMERICAN       DREYFUS      MAINSTAY VP        ALGER
                                CENTURY        LARGE       EAGLE ASSET       AMERICAN      CALVERT      FIDELITY      FIDELITY VIP
                               INCOME &       COMPANY      MANAGEMENT         SMALL         SOCIAL         VIP          EQUITY-
                                GROWTH         VALUE      GROWTH EQUITY   CAPITALIZATION   BALANCED   CONTRAFUND(R)      INCOME
                              -----------   -----------   -------------   --------------   --------   -------------   ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31,
  2000)(a)
  Advisory Fees.............     0.50%         0.60%          0.50%           0.85%         0.70%         0.57%          0.48%
  Administration Fees.......     0.20%         0.20%          0.20%           0.00%         0.00%         0.00%          0.00%
  Other Expenses............     0.20%         0.21%          0.10%           0.05%         0.18%(b)      0.09%          0.08%
  Total Fund Annual
    Expenses................     0.90%         1.01%          0.80%           0.90%         0.88%(b)      0.66%(c)       0.56%(c)


                                            JANUS ASPEN
                              JANUS ASPEN     SERIES      MORGAN STANLEY     T. ROWE
                                SERIES       WORLDWIDE     UIF EMERGING    PRICE EQUITY
                               BALANCED       GROWTH      MARKETS EQUITY      INCOME
                              -----------   -----------   --------------   ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net
  assets for the fiscal year
  ended December 31,
  2000)(a)
  Advisory Fees.............     0.65%         0.65%          1.09%           0.85%(f)
  Administration Fees.......     0.00%         0.00%          0.25%           0.00%
  Other Expenses............     0.01%         0.04%          0.46%           0.00%
  Total Fund Annual
    Expenses................     0.66%(d)      0.69%(d)       1.80%(e)        0.85%


------------

(a)The fund or its agents provided the fees and charges, which are based on 2000 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the Fund or its agents.



(b)"Other Expenses" reflect an indirect fee of 0.02% relating to a fee offset arrangement with the custodian bank whereby the custodian's and transfer agent's fee may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. Net fund operating expenses after reductions for these fees paid indirectly would be 0.86% for the Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2001.


(c)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.


(d)Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Portfolio. All expenses are shown without the effect of any expense offset arrangements.


(e)Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. For purposes of determining the actual amount of the voluntary management fee waiver and/or expense reimbursement, the adviser excludes from total annual operating expenses certain investment related expenses such as foreign country tax expenses and interest expense on borrowing totaling 0.05%. Absent such reductions, it is estimated that "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses" would have been 1.25%, 0.25%, 0.46% and 1.96%, respectively.


(f) The "Advisory Fees" include the ordinary operating expenses of the Fund.

                                   WHO WE ARE

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
     AND NEW YORK LIFE INSURANCE COMPANY

     We are New York Life Insurance and Annuity Corporation (NYLIAC), a stock life insurance company incorporated in Delaware in 1980. We are licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, we offer other life insurance policies and annuities. You can find our financial statements in this Prospectus.


     We are a wholly-owned subsidiary of New York Life Insurance Company (New York Life), a mutual life insurance company founded in New York in 1845. At the end of 2000, we held assets of $32.39 billion. New York Life has invested in us, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     SEPARATE ACCOUNT

     The Investment Divisions are subdivisions of our Separate Account, NYLIAC Variable Universal Life Separate Account-I. The Separate Account is a segregated asset account we created to receive and invest your premiums.

     We established the Separate Account on June 4, 1993 under Delaware law. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to us, we hold these assets separately from our other assets. Under applicable insurance law, Separate Account assets cannot be charged for liabilities incurred in any of our other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business we may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of the Fixed Account and the performance of any other separate account.


     The Separate Account currently consists of twenty-two Investment Divisions. We may add more Investment Divisions in the future.


     The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses attributable to the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your Policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS

     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including its portfolio manager.



FUND                                 ELIGIBLE PORTFOLIOS                 INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.       MainStay VP Bond                    highest income over the long term
                                                                         consistent with preservation of principal
                                     -----------------------------------------------------------------------------
                                     MainStay VP Capital Appreciation    long-term growth of capital
                                     -----------------------------------------------------------------------------
                                     MainStay VP Cash Management         as high a level of current income as is
                                                                         considered consistent with the
                                                                         preservation of capital and liquidity
                                     -----------------------------------------------------------------------------
                                     MainStay VP Convertible             capital appreciation together with
                                                                         current income
                                     -----------------------------------------------------------------------------
                                     MainStay VP Government              a high level of current income,
                                                                         consistent with safety of principal
                                     -----------------------------------------------------------------------------
                                     MainStay VP Growth Equity           long-term growth of capital, with income
                                                                         as a secondary consideration
                                     -----------------------------------------------------------------------------
                                     MainStay VP High Yield Corporate    maximum current income through investment
                                     Bond                                in a diversified portfolio of high yield,
                                                                         high risk debt securities
                                     -----------------------------------------------------------------------------
                                     MainStay VP Indexed Equity          investment results that correspond to the
                                                                         total return performance (and reflect
                                                                         reinvestment of dividends) of publicly
                                                                         traded common stocks represented by the
                                                                         S&P 500(R) Index
                                     -----------------------------------------------------------------------------
                                     MainStay VP International Equity    long-term growth of capital by investing
                                                                         in a portfolio consisting primarily of
                                                                         non-U.S. equity securities
                                     -----------------------------------------------------------------------------
                                     MainStay VP Total Return            current income consistent with reasonable
                                                                         opportunity for future growth of capital
                                                                         and income
                                     -----------------------------------------------------------------------------
                                     MainStay VP Value                   maximum long-term total return from a
                                                                         combination of capital growth and income
                                     -----------------------------------------------------------------------------
                                     MainStay VP American Century        dividend growth, current income and
                                     Income & Growth                     capital appreciation
                                     -----------------------------------------------------------------------------
                                     MainStay VP Dreyfus Large Company   capital appreciation
                                     Value
                                     -----------------------------------------------------------------------------
                                     MainStay VP Eagle Asset             growth through long-term capital
                                     Management Growth Equity            appreciation


FUND                                 ELIGIBLE PORTFOLIOS                 INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------------------
 The Alger American Fund             Alger American Small                long-term capital appreciation
                                     Capitalization
------------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.       Calvert Social Balanced             competitive total return through an
                                                                         actively managed portfolio which offers
                                                                         income and capital growth opportunity and
                                                                         which satisfies investment and social
                                                                         criteria
------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance         Fidelity VIP Contrafund(R)          long-term capital appreciation
 Products Fund
                                     -----------------------------------------------------------------------------
                                     Fidelity VIP Equity-Income          reasonable income by investing in
                                                                         income-producing equity securities
------------------------------------------------------------------------------------------------------------------
 Janus Aspen Series                  Janus Aspen Series Balanced         long-term capital growth, consistent with
                                                                         preservation of capital and balanced by
                                                                         current income
                                     -----------------------------------------------------------------------------
                                     Janus Aspen Series Worldwide        long-term growth of capital consistent
                                     Growth                              with the preservation of capital by
                                                                         investing in a diversified portfolio of
                                                                         common stocks of foreign and domestic
                                                                         issuers
------------------------------------------------------------------------------------------------------------------
 The Universal Institutional         Morgan Stanley UIF Emerging         long-term capital appreciation by
 Funds, Inc.                         Markets Equity                      investing primarily in equity securities
                                                                         of issuers in emerging market countries
------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series, Inc.   T. Rowe Price Equity Income         substantial dividend income as well as
                                                                         long-term growth of capital through
                                                                         investments in the common stocks of
                                                                         established companies, paying above
                                                                         average dividends



     "Standard & Poor's," "S&P," "S&P 500(R)" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc, and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.


                               THE FIXED ACCOUNT

     ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, the Fixed Account and any interest earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All premiums applied to, and amounts transferred to, the Fixed Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

                            DEATH BENEFIT GUARANTEE

     A Death Benefit Guarantee is provided automatically if you select an initial single premium based on 100% of the GSP for the policy. It is not available to Policy Owners who select an initial single premium based on 80% of the GSP. At issue, the amount of the Death Benefit Guarantee equals the Face Amount. The Death Benefit Guarantee prevents the Policy from lapsing if the Policy's Cash Surrender Value is insufficient to cover the Monthly Deductions. If the Insured dies after the Death Benefit Guarantee has been invoked, the proceeds paid will equal the amount of the Death Benefit Guarantee. A partial withdrawal may reduce the amount of the Death Benefit Guarantee.

     The new Death Benefit Guarantee after a partial withdrawal is the lowest of the following:

        1. the Attained Age Face Amount (the face amount that the cash value after the withdrawal would purchase as a new 100% GSP policy at the insured's current attained age);

        2. the Policy's Face Amount (which may have been reduced due to the partial withdrawal);

        3. the current Death Benefit Guarantee in effect before the partial withdrawal.

     EXAMPLE OF CHANGE IN DEATH BENEFIT GUARANTEE DUE TO PARTIAL WITHDRAWAL:

     The owner of a Policy with a $58,068 Face Amount takes a partial withdrawal of $1,000 in the 2nd year.

     Issue Age of 35

     Initial Single Premium at Issue = $10,000

     Death Benefit Guarantee at Issue = $58,068 Face Amount

     Cash Value before withdrawal = $11,025

     Cash Value after withdrawal = $10,000

     Determination of new Death Benefit Guarantee is the lowest of the following 3 calculations:

     1. CALCULATE THE ATTAINED AGE FACE AMOUNT:
          $10,000/0.1797 = $55,648 (Where "0.1797" is the approximate GSP per dollar at age 36)

     2. THE POLICY'S REDUCED FACE AMOUNT:
          The Face Amount at issue minus the $1,000 withdrawal.
          Reduced Face Amount is $58,068 - $1,000 = $57,068

     3. THE DEATH BENEFIT GUARANTEE IN EFFECT BEFORE THE PARTIAL WITHDRAWAL:
          $58,068

     The Death Benefit Guarantee Amount is now reduced to $55,648.

     Any time the amount of the Death Benefit Guarantee is reduced, that amount becomes the new Death Benefit Guarantee amount. The amount of the Death Benefit Guarantee will never increase.

     If, at any time, the loan principal including capitalized interest, exceeds 50% of the Cash Value, the Death Benefit Guarantee will terminate.

                             CHARGES AND DEDUCTIONS


     The deductions or charges associated with this Policy are subtracted, depending on the type of deduction or charge, on a monthly basis, on a daily basis, or when you surrender or make a partial withdrawal from the Policy. We call each date on which a Monthly Deduction is made a Monthly Deduction Day and the amount we deduct a Monthly Deduction Amount.


     Deduction Amounts are subtracted on the Policy Date and on each Monthly Deduction Day after the Policy Date to cover charges and expenses incurred in connection with a Policy.

        EXPENSE ALLOCATION

     If you do not provide us with instructions on how you would like your expenses allocated, each Deduction Amount will be subtracted pro rata from each Investment Division so that the proportion of Cash Value attributable to each Investment Division remains the same before and after the deduction.


     You can instruct us to deduct Monthly Deductions from the Cash Value, first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the value in the MainStay VP Cash Management Investment Division and/or Fixed Account you have chosen is insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.


     The Deduction Amount will vary from month to month. If the Cash Surrender Value (i.e., the Cash Value minus any applicable Surrender Charge, any outstanding loan principal and any outstanding loan interest) is not sufficient to cover a Deduction

Amount due on any Monthly Deduction Day, the Policy may lapse. See "Lapse and Reinstatement". If you have a Death Benefit Guarantee, the Policy will not lapse even if the Cash Surrender Value is not sufficient to cover a Deduction Amount due.

     The deductions and charges associated with your Policy are listed below.

     CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

        SURRENDER CHARGE

     The Surrender Charge is equal to a percentage of the lesser of:

      --  the Cash Value minus any Surrender Charge Free Window; or

      -- the initial single premium less any partial withdrawals for which the Surrender Charge was assessed.

The percentage applicable is based on the amount of time that has passed from the date when the initial single premium was accepted to the effective date of the surrender or partial withdrawal. The Surrender Charge percentage declines each Policy Year, from 9% in the first Policy Year to 0% in years 10 and after.

     The Surrender Charge Free Window in any Policy Year is the greater of:

      --  10% of the total premiums paid; or

      --  100% of the policy's Gain.

     EXAMPLE OF SURRENDER CHARGE CALCULATION

     BASED ON INITIAL SINGLE PREMIUM AND AFTER PARTIAL WITHDRAWAL TAKEN THAT EXCEEDS THE SURRENDER CHARGE FREE WINDOW.

     Total Premiums Paid = $50,000        Cash Value = $75,000        Policy
Year: 1

     Partial Withdrawal of $28,000 taken in 1st policy year

     Surrender Charge Free Window in effect before Partial Withdrawal was taken:
     The greater of:
        10% of Total Premiums Paid = $5,000
        or

        100% of Gain = $25,000

    Partial Withdrawal subject to Surrender Charge:
     $28,000 minus $25,000 = $3,000

     Surrender Charge on the Partial Withdrawal:

     $3,000 x 9% = $270

     Unless you direct us otherwise, any charge applicable to the partial withdrawal will be assessed against the policy's remaining cash value.

        MONTHLY DEDUCTIONS

     On each Monthly Deduction Day, we first deduct the Cost of Insurance from the Cash Value. We then deduct the Deferred Sales Expense Charge and the Monthly Administrative Charge.

           INSURANCE CHARGES

           COST OF INSURANCE CHARGE

     We will deduct from your Cash Value a charge for the cost of insurance protection on each Monthly Deduction Day. The charge is based on such factors as the gender, attained age and underwriting class of the Insured, the Net Amount at Risk and the Cash Value. The charge varies monthly and it is determined by multiplying the applicable cost of insurance rate by our Net Amount at Risk each Policy month. Any change in the cost of insurance rates will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York. The monthly cost of insurance rates will be reviewed whenever the rates for new issues on the same policy form or in the same policy series change, but in any event, at least once every five years, and not more frequently than annually. The cost of insurance rates will never exceed the guaranteed rates shown in the Policy.

           INVESTMENT CHARGES

           DEFERRED SALES EXPENSE CHARGE


     We will deduct a Deferred Sales Expense Charge from your Cash Value on each Monthly Deduction Date following each premium payment over a ten-year period to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the Cash Value. If you make more than one premium payment, the amount is deducted from the pro rata share of Cash Value attributable to that Premium Payment. This charge is comprised of:


                                                                        GUARANTEED
                                                      CURRENT            MAXIMUM
                                                  ----------------   ----------------
 --  Sales Expense Charge                              0.40%
 --  Premium Tax                                       0.30%                *
 --  Federal Tax (DAC)                                 0.20%                *
TOTAL DEFERRED SALES EXPENSE                       0.90% ANNUALLY     1.00% ANNUALLY
                                                      *Change as tax laws change

           MONTHLY ADMINISTRATIVE CHARGE

     In the first three Policy Years, there is a charge currently equal to 0.60% (0.70% guaranteed) of your Cash Value on an annual basis. This charge compensates us for costs we incur in providing certain administrative services including recordkeeping, processing claims and communicating with Policy owners. In Policy Years 4 and subsequent, we will waive the Monthly Administrative Charge if your Cash Value equals or exceeds $200,000. If not, your Monthly Administrative Charge will be calculated as follows:

                                                                 CHARGE
                                                          (AS ANNUAL PERCENTAGE
                       CASH VALUE                            OF CASH VALUE)
                       ----------                         ---------------------
Below $30,000                                                   0.60%
Equal to or greater than $30,000 but below $60,000              0.55%
Equal to or greater than $60,000 but below $90,000              0.50%
Equal to or greater than $90,000 but below $120,000             0.40%
Equal to or greater than $120,000 but below $150,000            0.30%
Equal to or greater than $150,000 but below $180,000            0.20%
Equal to or greater than $180,000 but below $200,000            0.10%
Equal to or greater than $200,000                          Zero - no charge

     SEPARATE ACCOUNT CHARGES

        MORTALITY AND EXPENSE RISK CHARGE

     We deduct a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

     Current Mortality and Expense Risk Charge - We deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.50% of the average daily net assets of each Investment Division.

     Guaranteed Mortality and Expense Risk Charge - While we may change the level of the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.80% of the average daily net assets of each Investment Division.

        OTHER CHARGES YOU MIGHT INCUR


     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL TAX CONSIDERATIONS.

     ELIGIBLE PORTFOLIO CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Eligible Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These charges are described in the Funds' prospectuses accompanying this Prospectus.

                                  YOUR POLICY

     Policy Owner, or "you" -- As long as your Policy is in force, you can exercise all rights under the Policy while the Insured is alive and a beneficiary has not been irrevocably named.

     Beneficiary -- You name the beneficiary in the application for the Policy. You can change the beneficiary during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Life Insurance Benefit proceeds will be paid to the Policy Owner if living, otherwise to the Policy Owner's estate.

     Assignment -- You can assign your Policy as collateral for a loan or other obligation. Until you provide us with a copy of the assignment, we are not responsible for any payment made or action taken. We are not responsible for the validity of any assignment.

     Statements to Policy Owners -- We will send you a statement at least once each year, showing:

      -- the current Cash Value, Cash Surrender Value, Face Amount and Life Insurance Benefit;

      -- the premiums paid, Monthly Deduction amounts and any loans since your last statement;

      --  the principal amount of any loan, and loan interest;

      -- any notifications required by the Insurance Department of the state where your Policy was delivered.

     Limit on Right to Contest -- During the Insured's lifetime, we may not contest the validity of the Policy after it has been in force for two years from the date we issue the Policy. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the Insured commits suicide within two years from the date we issue the Policy, or such period as specified in state law, the benefit payable will be limited to the Cash Value minus any indebtedness (except in Missouri).

     Misstatement of Age or Sex -- If the age or sex of the Insured is incorrectly stated, the Life Insurance Benefit will be appropriately adjusted as specified in the Policy.

     POLICY LIMITATIONS

     Dividends -- We will not pay any dividends under the Policy.

     CHANGES TO POLICY OR SEPARATE ACCOUNT

     Substitutions, Additions, or Deletions of Funds -- We reserve the right, subject to any applicable law, to make certain changes to the Eligible Portfolios offered under your Policy. We may, in our sole discretion, establish new Eligible Portfolios. New Eligible Portfolios will be made available to existing Policy Owners as appropriate.

     We may also close one or more Eligible Portfolios to additional payments or transfers from existing Investment Divisions. We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

     If we decide that it is in the best interest of Policy Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

     Separate Account Taxes -- Currently, there is no charge for federal income taxes that may be attributable to the Separate Account. However, we reserve the right to make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                                    PREMIUMS

     Application for a Policy -- To purchase a Policy, you must submit an application to us. We will issue a Policy only on the lives of proposed Insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. Other than those described in this Prospectus, no change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium we accept is $10,000 for Insureds ages 18 and above, and $5,000 for Insureds ages 17 and below as of the Issue Date.

     Your Policy is effective after we receive all outstanding delivery requirements and receive your initial single premium. You must pay your initial single premium in a single payment. The date your Policy becomes effective is called the Policy Date. This date is the date used to determine all future monthly or annual transactions on your Policy, such as Monthly Deductions.

     If your application for a Policy is rejected, we will return your initial premium payment. In cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of conditional receipt you received when you completed the application and if you die before we finish the underwriting process, we will pay the Face Amount, up to a limit of $1,000,000. If no fixed conditional insurance was in effect, then on Policy delivery we will require you to pay the full initial single premium to place the insurance in force.

     Premium Payments -- You pay a single premium and, subject to restrictions, you can pay additional premiums. However, if payment of additional premiums will cause the

Life Insurance Benefit of your policy to increase more than the Cash Value of your policy will increase, we may require proof of insurability before accepting that payment and applying it to your policy. You can choose a single initial premium based on 80% or 100% of the Guideline Single Premium (based on the Face Amount). The GSP is shown on your Policy Data page.

     The Death Benefit Guarantee is provided only if your initial single premium is based on 100% of the GSP. It is not available if your initial single premium is based on 80% of the GSP. If you select an initial single premium based on 80% of the GSP, you can remit additional premiums up to the maximum limits set by
Section 7702 of the Code (as you can on the 100% GSP option) (Guideline Limits). However, making these additional payments will never result in a Death Benefit Guarantee. We will not accept premiums that violate the Guideline Limits. Additional premiums may be remitted up to Maturity. We require any additional premiums payments to be at least $500.


     A 9 year surrender charge period will be applied only to the initial single premium. Additional premiums will not have a separate surrender charge period. The initial single premium effective date will start the 9-year surrender charge period.



     A 10 year Deferred Sales Expense Charge period will be applied to each premium remitted. Each premium's effective date will start a 10-year Deferred Sales Expense Charge period.


     Loan repayments are not subject to surrender or Deferred Sales Expense Charges.

     Unplanned premiums, remitted on a Policy with an outstanding loan balance, will automatically be applied as follows:

      --  Loan repayment

      --  Unplanned premiums up to the Guideline Limits.

     Underwriting -- We have three underwriting categories: Preferred, Select, and Special. In most states, our categories distinguish between male and female. However, in Montana, the Policy is underwritten on a gender-neutral basis. Your underwriting category will help to determine the cost of insurance charge we assess.

     Allocation of Premiums -- We allocate your entire initial premium payment to the General Account as of the Issue Date. These premium payments remain in the General Account until the end of the Free Look Period.

     We will then allocate the Cash Value (premium payments plus interest earned, less any partial withdrawals) in the General Account to the investment options according to the premium allocations you specify in your Policy application. The allocation is made upon the expiration of the free look period, or the date we receive the final requirements to put the Policy in force, whichever is later.

     Accumulation Unit Values -- The accumulation unit value for each Investment Division varies daily to reflect the investment experience of the applicable underlying Eligible Portfolio. To determine the current accumulation unit value, we take the prior Valuation Day's accumulation unit value and multiply it by the Net Investment Factor for the Valuation Period then ended.

     Accumulation Units -- The premiums you allocate to the Investment Divisions are used to purchase Accumulation Units. We determine the number of Accumulation Units of each Investment Division by dividing the amount of premium you have allocated to an Investment Division by the accumulation unit value of that Investment Division on the date the allocation is effective.

     The Net Investment Factor is used to measure the investment performance of an Investment Division from one Valuation Day to the next. The Net Investment Factor for each Investment Division equals:

      -- The net asset value per share of each Eligible Portfolio held in the Investment Division at the end of the current Valuation Period; divided by

      -- The net asset value per share of each Eligible Portfolio held in the Investment Division at the beginning of the Valuation Period.

     You should refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, because these determinations have a direct bearing on the Accumulation Unit Value of the Investment Division and, therefore, your Cash Value.

     All valuations in connection with your Policy will be made on the date that we receive your request or payment at our Home Office before the close of the New York Stock Exchange on any Valuation Day. Otherwise a valuation will be made on the next date which is a Valuation Day.

     Cash Value -- Each Policy has a Cash Value. There is no minimum guaranteed Cash Value. The Cash Value equals the current value of the Investment Divisions, plus the value of the Fixed Account under the policy.

     Your Cash Value is related to the Accumulation Unit Value of each Investment Division to which you have allocated your premiums and to the amounts that you have allocated to the Fixed Account. The Cash Value on any Valuation Day is calculated by multiplying the number of Accumulation Units by the Accumulation Unit Value and then totaling the results for all the Investment Divisions, and then adding the Cash Value attributable to the Fixed Account to that total. The Cash Value can change on a daily basis and is computed on each Valuation Day. Therefore, your Cash Value varies to reflect the investment performance of the underlying Eligible Portfolios, the value of amounts you have allocated to the Fixed Account and the Monthly Deduction Amounts.

     Suspension of Valuation, Payments and Transfers -- We will suspend all procedures requiring valuation (including transfers, surrenders and loans) when:

      --  the New York Stock Exchange is closed;

      --  trading on the New York Stock Exchange is restricted by the SEC;

      --  the SEC permits and orders postponement; or

      --  the SEC determines that an emergency exists to restrict valuation.

           TRANSFERS, DOLLAR COST AVERAGING, AND ACCOUNT REBALANCING

     TRANSFERS OF CASH VALUE

     While the Policy remains in force, and subject to transfer rules then in effect, you may request that part or all of the Cash Value of a particular Investment Division be transferred to other Investment Divisions. We reserve the right to apply a charge of up to $30 for each transfer (other than Dollar Cost Averaging, Automatic Asset Allocation and Interest Sweep Transfers) after the first 12 in a Policy Year. Transfers cannot be made on consecutive Business Days. We will apply any transfer charge to the appropriate Investment Divisions, and/or the Fixed Account, on the basis of the amount of the total transfer that is allocated from each Investment Division and/or the Fixed Account. We also reserve the right not to accept transfer instructions that are submitted on your behalf by any person, asset allocation service, and/or market timing service. Currently, we do not restrict the number of transfers or apply charges on transfers.

     We require that any transfer between Investment Divisions or from the Fixed Account to any Investment Division be at least $500 or the balance of an Investment Division or the Fixed Account. The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year, is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000. We will not limit the amount of money that can be transferred into the Fixed Account unless we are crediting interest on amounts allocated to the Fixed Account at the minimum interest crediting rate of 3%. In those circumstances, we limit transfers to the greater of: (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year; or
(ii) $5,000. This limitation on transfers into the Fixed Account does not apply if the Insured's Attained age is 65 or greater.

     Transfers can be made by written request or by calling us toll free at 1-800-598-2019. Transfers by telephone may be made by the agent of record or by an attorney-in-fact pursuant to a power of attorney. We will use reasonable procedures to make sure that the instructions we receive through the telephone are genuine. Before a service representative accepts any request, he or she will ask the caller for the caller's Social Security Number and address. We will also record all calls.

     You can use the Voice Response Unit (VRU) to transfer Cash Value among the Investment Divisions and/or the Fixed Account and change the allocation of any unplanned premium payments. You must complete a Telephone Authorization Form to conduct telephone transfers through the VRU. We will assign a personal identification number (PIN) to you. You must properly enter the PIN before we allow any transactions through the VRU. We reserve the right to temporarily discontinue the availability of the VRU.

     We will confirm all telephone transactions in writing. We are not responsible for any loss, cost or expense for any actions we take based on telephone instructions we believe are genuine.


     It is your responsibility to verify the accuracy of all confirmations and to promptly advise us of any inaccuracies within 15 days of receipt.



     Transfer requests received after 4:00 p.m. will be priced as of the next Valuation Day. Transfers will be effected at the price next determined after receipt of the transfer request.


     DOLLAR COST AVERAGING

     Our Dollar Cost Averaging program permits you to instruct us to make periodic transfers automatically from any of the Investment Divisions to any of the other

Investment Divisions or to the Fixed Account. You cannot instruct us to make transfers automatically FROM the Fixed Account to any of the Investment Divisions. In addition, if we are crediting interest to the Fixed Account at the minimum interest crediting rate of 3%, we will limit Dollar Cost Averaging transfers to the Fixed Account to the greater of 20% of the Cash Value of the Investment Divisions at the beginning of that Policy Year or $5,000.

     If you want to participate in our Dollar Cost Averaging program, your Cash Value must be at least $2,500. You must then continually maintain a minimum Cash Value of at least $2,000 to continue to participate in our Dollar Cost Averaging program.

     You instruct us:

      --  How much Cash Value to transfer (at least $100).

      --  The accounts TO and FROM which Cash Value should be transferred.

      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.

      -- What day of the month you want us to transfer Cash Value - you can select any day of the month except the 29th, 30th or 31st.

      --  The termination date, if applicable.

     Confirmation statements are sent for each transfer as it occurs. Dollar Cost Averaging cannot be used in conjunction with Automatic Asset Reallocation.

     Dollar Cost Averaging is available to you at no additional cost.

     AUTOMATIC ASSET REALLOCATION

     Our Automatic Asset Reallocation program permits you to instruct us to automatically reallocate Cash Value among the Investment Divisions to maintain a proportion that you pre-determine. To participate, your Cash Value allocated to the Investment Divisions must be at least $2,500. You must then continually maintain a minimum Cash Value allocated to the Investment Divisions of at least $2,000 to continue to participate.

     To participate, you instruct us:

      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.

      -- What day of the month you want us to transfer Cash Value -- you can select any day of the month except the 29th, 30th or 31st.


     Automatic Asset Reallocation is available to you at no additional cost.


     Automatic Asset Reallocation cannot be used in conjunction with Dollar Cost Averaging.


     Confirmation statements are sent after a transfer is completed.


     INTEREST SWEEP

     Our Interest Sweep program permits you to instruct us to automatically transfer interest earned in the Fixed Account to one or more Investment Division(s). To participate in our Interest Sweep program, your Cash Value allocated to the Fixed

Account must be at least $2,500 and you must continually maintain a minimum Cash Value of $2,000 in the Fixed Account to continue to participate.

     You instruct us:

      --  When you want us to begin Interest Sweep.

      -- How often you want us to transfer Cash Value -- monthly, quarterly, semi-annually or annually.

      --  How to allocate transfers among Investment Division(s).

     The aggregate amount of funds transferred FROM the Fixed Account in any given Policy year may not be greater than (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5,000.

     Interest Sweep is available to you at no additional cost.

     THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the Policy may be sold to Policy Owners who independently utilize the services of a third party adviser offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the Policy Owner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the Policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the accumulation values of Policy Owners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of Policy Owners. We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated Policy owners.

                    LIFE INSURANCE BENEFITS AND CASH VALUES

     Life Insurance Benefit -- While the Policy is in force, we will pay the Life Insurance Benefit proceeds to the beneficiary when the Insured dies. You must notify us in writing as soon as possible after the death of the Insured. The Life Insurance Benefit proceeds payable to the beneficiary equal the Life Insurance Benefit less any unpaid loan principal and interest outstanding, and any past due Monthly Deductions.

     We will pay interest of at least 3% per year on the Life Insurance Benefit proceeds from the date of the Insured's death to the date we pay the Life Insurance Benefit proceeds in a lump sum or until a periodic payment option is selected.

     The Life Insurance Benefit equals the greater of:

      --  the Face Amount; or

      --  the Cash Value multiplied by a specified percentage.

     The percentage varies according to the attained age of the Insured and is specified in the Policy. Therefore, an increase in Cash Value may increase the Life Insurance Benefit under certain circumstances. However, because the Life Insurance Benefit will never be less than the Face Amount, a decrease in Cash Value due to market performance may decrease the Life Insurance Benefit, but never below the Face Amount. This is illustrated in the following example:

           EXAMPLE

                                                          A               B
                                                      ---------       ---------
Face Amount.........................................  $100,000        $100,000
Insured's Age.......................................        40              40
Cash Value on Date of Death.........................  $ 50,000        $ 25,000
Specified Percentage................................       250%            250%

     In Example A, the Life Insurance Benefit equals $125,000, i.e., the greater of $100,000 (the Face Amount) or $125,000 (the Cash Value at the Date of Death of $50,000, multiplied by the specified percentage of 250%). This amount minus any outstanding loan principal and interest and unpaid Monthly Deductions constitutes the Life Insurance Benefit proceeds which we would pay to the beneficiary. In Example B, the life insurance benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $62,500 (the Cash Value of $25,000, multiplied by the specified percentage of 250%).

     Life Insurance Benefit Policy Proceeds -- Proceeds from the Life Insurance Benefit are placed in the General Account once we receive written notification of the Insured's death. All or part of the Life Insurance Benefit proceeds can be paid in cash or applied under a periodic payment option.

     Periodic Payment Options -- The Life Insurance Benefit proceeds under your Policy can be paid in a lump sum or can be applied to one of our periodic payment options. If any payment under an option would be less than $100, we will pay any unpaid amount in a lump sum. You can select a payment option before the Insured dies. After the Insured dies, any beneficiary who would otherwise receive Life Insurance Benefit proceeds in a lump sum can select a periodic payment option. If a payment option is selected, the proceeds are not subject to the investment experience of the Separate Account.

     The following settlement options are available under your Policy:

OPTION 1A AND 1B -- INTEREST INCOME

     You can keep Life Insurance Benefit proceeds with us and earn interest. We will set an interest rate each year. The interest rate will never be less than 3% per year.

OPTION 1A -- INTEREST ACCUMULATION OPTION

     We will credit interest each year on the Life Insurance Benefit proceeds we still have. The beneficiary may withdraw Life Insurance Benefit proceeds in increments of $100 or greater. We pay interest to the date of withdrawal on amounts withdrawn.

OPTION 1B -- INTEREST PAYMENT OPTION

     You can instruct us to pay interest: (i) once each month; (ii) once every three months; (iii) once every six months; or (iv) once every year.

OPTION 2 -- LIFE INCOME OPTION

     We will make equal payments every month during the lifetime of the beneficiary or the beneficiaries. We determine the amount of the monthly payment by applying the Life Insurance Benefit proceeds to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. We determine payment amounts by multiplying the amount applied to the annuity by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the Option 2 Table in your Policy.

     Benefits at Maturity -- If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), you may elect to:

     1. continue the Policy with the Death Benefit Guarantee (if the Death Benefit Guarantee is in effect);

     2. continue the Policy without the Death Benefit Guarantee; or

     3. surrender the Policy.


     If you do not make an election, we will not distribute the Cash Surrender Value to you. Instead, if the Death Benefit Guarantee is in effect, we will automatically continue the Policy with the Death Benefit Guarantee. We will transfer all amounts you have allocated to the Investment Divisions to a cash management investment division. Your Face Amount and Death Benefit Guarantee amount will be the greater of the Death Benefit Guarantee amount at Maturity or the Cash Value at Maturity. We will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges and the Eligible Portfolio will continue to deduct its own fees and expenses. You will not be permitted to make transfers into any other Investment Division, make additional premium payments into any Investment Division other than the Cash Management investment division, or make partial withdrawals. The federal income tax treatment of a life insurance contract is uncertain after the insured is age
100. See FEDERAL INCOME TAX CONSIDERATIONS -- STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.


     If the Death Benefit Guarantee is not in effect, or if you affirmatively elect to continue the Policy without the Death Benefit Guarantee, your Cash Value will remain invested in the same investment options as before Maturity. You will be paid the Cash Surrender Value upon the death of the insured. We will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges and the Eligible Portfolios will continue to deduct their own fees and expenses.

     If you surrender the Policy to us, we will pay you the Cash Surrender Value, the Policy will terminate, and we will have no further obligations under the Policy.

     Charges and Cash Values -- Your Cash Value decreases due to the deduction of Policy charges. Cash Value may increase or decrease depending on investment performance. Fluctuations in your Cash Value may cause your Policy to lapse unless you have a Death Benefit Guarantee. If your Policy lapses, your Policy terminates and no Life Insurance Benefit will be paid.

                      MAKING WITHDRAWALS FROM YOUR POLICY

     Surrenders -- While your Policy is in force, you can, without the consent of any revocable beneficiary, fully surrender your Policy. Upon surrender, you receive the Cash Surrender Value determined as of the day we receive your request or the effective surrender date that you request, if later. We pay the Cash Surrender Value of the Policy within seven days of our receipt of your written request or on the effective surrender date that you request, whichever is later. Your Policy will terminate on the date of our receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering your Policy, see "Federal Tax Considerations".


     Partial Withdrawals -- While your Policy is in force, you can elect, by written request, to make partial withdrawals, effective as of the date we receive your request. The Cash Surrender Value after a partial withdrawal cannot be reduced below the minimum initial single premium required by issue age ($5,000 for issue ages 17 and below; $10,000 for issue ages 18 and above); otherwise, the request will be treated as a request for full surrender. We will deduct partial withdrawals proportionally from each Investment Division, unless you instruct otherwise. In any Policy Year, partial withdrawals in excess of the greater of 10% of premiums paid or 100% of Gain will be subject to the Surrender Charge. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations".


     If you make a partial withdrawal and your Policy's Life Insurance Benefit equals the Face Amount, we will reduce the Face Amount. The Cash Value will also be reduced, on a dollar-for-dollar basis, by the amount of your partial withdrawal plus any applicable fees and charges. If your Policy's Life Insurance Benefit exceeds the Face Amount, then

      -- if, after the withdrawal, your Policy's Life Insurance Benefit would continue to exceed the Face Amount, we will reduce your Life Insurance Benefit by the amount of the Cash Value you withdrew plus any applicable fees and charges, multiplied by an applicable percentage that you will find in your Policy in the table captioned "Table Of Percentages For Life Insurance Benefit For Compliance With IRC Section 7702", and we will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any fees and charges; or

      -- if, after the withdrawal, your Policy's Life Insurance Benefit would not continue to exceed the Face Amount, we will first determine how much of your withdrawal is attributable to a reduction of the Life Insurance Benefit to the Face Amount. We then reduce your Policy's Face Amount by an amount equal to the remainder of the withdrawal. We will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any applicable fees and charges.

     Right to Examine -- You have a limited right to return your Policy for cancellation. You can deliver or mail the Policy to us or to the registered representative from whom it was purchased any time during your free look period. Your free look period begins on the day you get your Policy and, unless a different time period is required by state law, ends twenty days after you get it. Unless otherwise required by state law, the Policy will then be rescinded and we will pay an amount equal to the Cash Value or the amount of premiums you paid, less any loans and partial withdrawals you have previously taken, whichever is greater. If your Policy is replacing another Policy, your free look period and the amount paid to you upon the return of your Policy vary by state.

     Right to Exchange -- Once the Policy is in effect, it may be exchanged, during the first 24 months after issue, for a non-variable permanent life insurance policy offered by us (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new policy will have the same Net Amount at Risk as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. The exchange is subject to adjustments in payments and Cash Values to reflect variances, if any, in the payments and Cash Values under this Policy and the new policy.

                                     LOANS


     Availability of Loans -- At any time while the Policy is in force, you can borrow against the Policy. Any new loan taken together with any existing loans and accrued interest cannot exceed 90% of the Cash Surrender Value. There is no minimum loan amount. Because, under most circumstances, the Policy is deemed a modified endowment contract under the Internal Revenue Code, there may be adverse tax consequences if you take a loan. Loans will be taxed to the extent of any Gain. You may also be required to pay a 10% tax penalty on distributions to the extent of any Gains. For a discussion of tax consequences of loans, see "Federal Tax Considerations -- Modified Endowment Contracts".



     The proceeds of a loan will be sent to you within seven business days of our receipt of the loan request.


     Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from each Investment Division to the Fixed Account.

     There must be an amount equal to 106% of any outstanding loan (including interest) plus 106% of the new loan in the Fixed Account. If a sufficient amount is not in the Fixed Account when the loan is requested, a sufficient amount will be transferred FROM the Investment Divisions TO the Fixed Account. While there is an outstanding loan, no Partial Withdrawal or Transfer that would reduce the Cash Value in the Fixed Account below 106% of the total outstanding loan will be permitted.


     If the total amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Surrender Value on any Monthly Deduction Day and the Death Benefit Guarantee is not in effect, we will give you written notice that, unless we receive an additional payment within 62 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse. This could result in a taxable gain to you. See "Lapse and Reinstatement."


     Loan Interest Due -- Loan interest accrues each day and is payable on the Policy anniversary, on the date of death, surrender, lapse or on the date of a new loan (loan increase) or loan repayment. Loan interest not paid in cash (by 31 days following the Policy Anniversary) will be capitalized and added to the loan principal. This may cause additional amounts to be transferred from the Investment Divisions to the Fixed Account.

You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See EFFECT OF LOANS ON THE DEATH BENEFIT GUARANTEE and LOAN REPAYMENTS.


     Loan Repayments -- You can repay all or any part of a loan at any time while your Policy is in force. The amount of your Policy loan repayment will be deducted from the values held as collateral against the loan with the Fixed Account. It will be allocated among the Investment Divisions in the same percentage as premiums are allocated. If your Policy lapses any outstanding loan plus interest must be repaid before the Policy will be reinstated.

     Effect of Loans on Cash Value -- A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, because the Policy is deemed a modified endowment contract, unpaid loan interest generally will be treated as a new loan under the Code. Therefore, there may be adverse tax consequences. For a discussion of the tax consequences of borrowing against the Policy. See FEDERAL TAX
CONSIDERATIONS -- MODIFIED ENDOWMENT CONTRACTS.


     Effect of Loans on the Death Benefit Guarantee -- If, at any time, the total amount of loan principal (including any capitalized interest outstanding) exceeds 50% of the Cash Value, the Death Benefit Guarantee will terminate.

     We will notify you if your requested loan activity will cause the total amount of loan principal to exceed 50% of the Cash Value. Your loan principal can exceed 50% of Cash Value if you make a loan request or if we capitalize accrued and unpaid loan interest. You must cancel your loan request or pay accrued interest before it is capitalized in order to prevent the Death Benefit Guarantee from terminating.

     Credited Interest -- The interest rate credited to amounts held in the Fixed Account as collateral for a loan will be 5% until the 11th Policy Year and then it will be 5.5%.

     Policy Loan Rates -- The loan interest rate that we currently charge on all loans is 6% per year, in arrears. The loan interest rate is guaranteed not to exceed 8% per year for the life of the Policy.

                            LAPSE AND REINSTATEMENT

     Lapse -- Your Policy will remain in force unless the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Deduction Date and your

Policy does not include the Death Benefit Guarantee. We will notify you in writing, warning you that your Policy is in danger of terminating.

     Grace Period -- Your Policy provides a 62-day grace period (31 days for Policies issued in Florida) to pay an amount sufficient to cover the amount due. The notice will indicate the amount that must be paid. Certain states have special provisions.

     The Policy will continue through the grace period, but if no additional premium payment is made and the Cash Surrender Value remains insufficient to cover the amounts due, it will terminate at the end of the grace period. If the Insured dies during the grace period, the Life Insurance Benefit Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due. See "Death Benefits and Cash Values".

     Reinstatement -- If your Policy lapses, you can apply for reinstatement of the Policy by payment of the reinstatement premium described in the Policy including any charges due. A request for reinstatement can be made within five years of lapse. If a loan is outstanding at the time of lapse, we require repayment of the loan before you can reinstate. In addition, we reserve the right to require evidence of insurability satisfactory to NYLIAC.

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     You may apply for additional benefits by selecting the Living Benefits Rider (also known as the Accelerated Benefits Rider) at no additional charge. Subject to availability in each jurisdiction, we will include a Spouse's Paid-up Insurance Purchase Option Rider with your Policy at no additional charge.

     LIVING BENEFITS RIDER

     Under this rider, if the insured has a life expectancy of twelve months or less, in most states you may request a portion or all of the Life Insurance Benefit proceeds as an accelerated death benefit.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Life Insurance Benefit proceeds. We will pay you an amount equal to:

Elected       X  Eligible    X  Interest    -  Administrative fee    -  Elected percentage of any
percentage       proceeds       factor            (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your Policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your Policy's Face Amount, Monthly Deductions, Cash Value, and any unpaid Policy loan based on the percentage you elected.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     This rider allows a spouse who is the Beneficiary under the Policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Insured dies. This rider is included in the Policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

     (i) the Life Insurance Benefit payable under this Policy (before any unpaid loan is deducted); or

     (ii) $5,000,000.

     If the Insured's spouse dies at the same time as the Insured or within 90 days after the Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the Policy, that person can also exercise the option and purchase a paid-up whole life Policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

                       FEDERAL INCOME TAX CONSIDERATIONS



OUR INTENT



     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.



     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.



     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT



     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.



CHARGES FOR TAXES



     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.



     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.



DIVERSIFICATION STANDARDS AND CONTROL ISSUES



     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.



     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.



LIFE INSURANCE STATUS OF POLICY



     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)



     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.



     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACTS (MECS)



     A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums computed under rules set forth in
Section 7702A(c). The single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under
Section 1035 of the Code of a life insurance policy issued before June 21, 1988, which is not classified as a modified endowment contract, will not cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid.



     A life insurance policy that is classified as a modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increases in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the insured will be taxed to the extent of any Gain in the Policy. Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.



     All modified endowment contracts that are issued within any calendar year to the same policy owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.



     You should consult with a qualified tax adviser for specific information.



STATUS OF POLICY AFTER INSURED IS AGE 100



     The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured becomes age 100.



POLICY SURRENDERS AND PARTIAL WITHDRAWALS



     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.



     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.



     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.



POLICY LOANS AND INTEREST DEDUCTIONS



     If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% penalty tax. In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than your investment in the contract (the sum of premiums you paid), you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.



CORPORATE OWNERS



     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters. In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

EXCHANGES OR ASSIGNMENTS OF POLICIES



     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.



REASONABLENESS REQUIREMENT FOR CHARGES



     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.



LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)



     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.



     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.



OTHER TAX ISSUES



     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.



WITHHOLDING



     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.



                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and benefits and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                 OTHER MATTERS

                             ADDITIONAL INFORMATION

     ADDITIONAL INFORMATION ABOUT CHARGES

     Cost of Insurance Charge -- The cost of insurance charge covers NYLIAC's anticipated mortality costs for preferred, select and special risks. On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your Policy.

     The cost of insurance charge is calculated by multiplying the Net Amount at Risk on the Monthly Deduction Day by the monthly cost of insurance rate which applies to the insured at that time. The net amount at risk is based on the difference between the current Life Insurance Benefit of your Policy and the Policy's Cash Value.

     Your cost of insurance charge will vary from month to month with changes in the net amount at risk. We base the monthly cost of insurance rate we apply to your Policy on our current monthly cost of insurance rates. We may change these rates from time to time. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insured is a preferred or select underwriting class. We base the guaranteed rates for policies that insure insureds in special underwriting classes on different scales. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class and issue age of the Insured. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

     EXPERTS


     The financial statements of NYLIAC as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     Actuarial Expert -- The hypothetical Policy illustrations included in this registration statement with respect to the Separate Account have been approved by Michael Fong, FSA, MAAA, Associate Actuary, for NYLIAC, and are included in reliance upon his opinion as to their reasonableness.



DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*



DIRECTORS                                   POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.
Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999, Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures, LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date. President
                                            of NYLIAC from May 1997 to date, Executive Vice
                                            President from November 1995 to May 1997.

Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date, Corporate Secretary from November 1995
                                            to date. Member of the Executive Management Committee
                                            of New York Life since 1994.
Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department of New York Life from 1996 to March
                                            1999. Executive Vice President of NYLIAC from June
                                            1999 to date; prior thereto, Senior Vice President
                                            from January 1997. Managing Partner of Dallas General
                                            Office of New York Life from 1994 to 1996.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            April 1992 to date.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life from July 1995
                                            to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date. Senior Vice
                                            President of NYLIAC from April 1992 to date.

OFFICERS
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from May 1989 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer from January 1993 to May
                                            1997.
Gary E. Wendlandt.........................  Executive Vice President in charge of the Asset
                                            Management business of New York Life from May 1999 to
                                            date. Executive Vice President of NYLIAC from March
                                            2000 to date; Chief Executive Officer of New York
                                            Life Investment Management from December 1999 to
                                            date, Chairman from March 2000 to date. Executive
                                            Vice President and Chief Investment Officer of
                                            MassMutual Life Insurance Company, June 1992 to April
                                            1999.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Vice President of NYLIAC from March 2000 to
                                            date.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from November 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.
Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998; Actuary prior
                                            thereto. Vice President and Actuary of NYLIAC from
                                            February 1998 to date.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date. Senior Vice
                                            President and Chief Actuary of NYLIAC from May 1991
                                            to date.



* The principal business address is 51 Madison Avenue, New York, New York 10010.

     RECORDS AND REPORTS



     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. This statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.



     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.



     DISTRIBUTION OF THE POLICIES



     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.0%. A portion of this amount will be paid as commissions to registered representatives. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.



     The maximum sales commission payable to agents, independent registered insurance brokers, and other registered broker-dealers is 6.0% of initial and 3.5% of subsequent premiums.



     Broker-dealers or financial institutions are compensated according to a schedule set forth by NYLIFE Distributors and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by Policy Owners. This compensation is usually paid from the sales charges described in the Prospectus.



     In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. NYLIFE Distributors, its affiliates or NYLIAC may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products.



     OTHER INFORMATION



     Mixed and Shared Funding -- Shares of the Funds may be sold to our other separate accounts, our insurance company affiliates, and (except for MainStay VP Series Fund, Inc.) other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding" ("shared funding" in the case of MainStay VP Series Fund, Inc.). As a result, there is a possibility that a material conflict may arise between the interests of Policy owners, owners of other policies or owners of variable annuity contracts with values allocated to one or more of these other separate accounts investing in any one of the Funds. If a material conflict occurs, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectuses.



     Voting Rights -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote those shares at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:



      -- Notify you of any Fund shareholders' meeting if the shares held for your Policy may be voted.



      -- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Policy.



      -- Arrange for the handling and tallying of proxies received from Policy Owners.



      -- Vote all Fund shares attributable to your Policy according to instructions received from you, and



      -- Vote all Fund shares for which we have not received voting instructions in the same proportion as shares for which we have received voting instructions.



     If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You can attend any Shareholder Meeting at which shares held for your Policy may be voted.



     Administrative Services -- We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to .25% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.



     Underwriting Procedures -- To purchase a Policy you must submit an application to us. A Policy will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.



FINANCIAL STATEMENTS



     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 2000, 1999 and 1998. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy. The policies were first offered for sale on February 23, 2001. Therefore no financial statements for the Separate Account are presented.

                                   APPENDIX A

                                  ILLUSTRATION

     The following illustration demonstrates how your Policy works. The current and guaranteed values are based on the age, sex, underwriting class, initial Life Insurance Benefit and premium as follows:

     The illustration is for a Policy issued to a male with preferred underwriting class of issue age 55, with an initial single premium of $10,000 and an initial Face Amount of $25,861. It assumes that 100% of the GSP is allocated to purchase accumulation units.

     The illustration shows how the Death Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The hypothetical illustration information will assist in the comparison of the Death Benefit, cash value and cash surrender value of the Policy with other variable life insurance plans.

     The Death Benefit, cash value and cash surrender value for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the cash value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any Policy loans or partial withdrawals were made.

     The first illustration reflects all charges under the Policy and assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all current charges from the cash value. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.50% (on a current basis) of the assets in the Separate Account.

     The second illustration reflects all charges under the Policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all guaranteed maximum charges from the cash value. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.80% (on a guaranteed basis) of the assets in the Separate Account.


     The illustrative values also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.74% of the average daily net assets of the Funds. This total is based upon (a) 0.49% of average daily net assets, which is an average of the management fees of each Investment Division;
(b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Investment Division; and (c) 0.11% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the fee table on page 9 of this prospectus for details of the underlying Fund fees.

     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of: -1.24%, 4.69% and 10.62%, respectively, based on the current charge for mortality and expense risks, and -1.53%, 4.38% and 10.28%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policy owner.

     The second column of each illustration shows the amount which would accumulate if an amount equal to the premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting class of the insured for any initial Life Insurance Benefit and premium requested. We will furnish an illustration assuming current Policy charges and current cost of insurance rates and maximum charges and rates.

                     SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING GUARANTEED CHARGES

                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,558         10,138          10,716
     2               10,500          25,861         25,861          25,861   9,114         10,267          11,485
     3               11,025          25,861         25,861          25,861   8,666         10,387          12,314
     4               11,576          25,861         25,861          25,861   8,212         10,497          13,209
     5               12,155          25,861         25,861          25,861   7,748         10,594          14,175
     6               12,763          25,861         25,861          25,861   7,275         10,678          15,222
     7               13,401          25,861         25,861          25,861   6,787         10,744          16,357
     8               14,071          25,861         25,861          25,861   6,278         10,790          17,591
     9               14,775          25,861         25,861          25,861   5,745         10,812          18,936
    10               15,513          25,861         25,861          25,861   5,181         10,806          20,407
    11               16,289          25,861         25,861          26,692   4,631         10,879          22,244
    12               17,103          25,861         25,861          28,861   4,033         10,921          24,253
    13               17,959          25,861         25,861          31,198   3,379         10,927          26,439
    14               18,856          25,861         25,861          33,715   2,663         10,893          28,816
    15               19,799          25,861         25,861          36,427   1,875         10,813          31,402
    16               20,789          25,861         25,861          39,347   1,001         10,676          34,215
    17               21,829          25,861         25,861          42,132       6         10,462          37,285
    18               22,920          25,861         25,861          45,116       0         10,171          40,645
    19               24,066          25,861         25,861          48,317       0          9,776          44,328
    20               25,270          25,861         25,861          51,758       0          9,253          48,372
    21               26,533          25,861         25,861          55,469       0          8,578          52,827
    22               27,860          25,861         25,861          60,559       0          7,718          57,676
    23               29,253          25,861         25,861          66,096       0          6,637          62,949
    24               30,715          25,861         25,861          72,117       0          5,290          68,683
    25               32,251          25,861         25,861          78,658       0          3,612          74,912
    26               33,864          25,861         25,861          85,761       0          1,520          81,677
    27               35,557          25,861         25,861          93,466       0              0          89,015
    28               37,335          25,861         25,861         101,814       0              0          96,966
    29               39,201          25,861         25,861         110,850       0              0         105,571
    30               41,161          25,861         25,861         120,616       0              0         114,872

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,788          9,315           9,842
     2       8,465          9,525          10,685
     3       8,129          9,730          11,614
     4       7,779          9,927          12,609
     5       7,411         10,114          13,675
     6       7,024         10,290          14,822
     7       6,613         10,452          16,057
     8       6,172         10,594          17,391
     9       5,697         10,714          18,836
    10       5,181         10,806          20,407
    11       4,631         10,879          22,244
    12       4,033         10,921          24,253
    13       3,379         10,927          26,439
    14       2,663         10,893          28,816
    15       1,875         10,813          31,402
    16       1,001         10,676          34,215
    17           6         10,462          37,285
    18           0         10,171          40,645
    19           0          9,776          44,328
    20           0          9,253          48,372
    21           0          8,578          52,827
    22           0          7,718          57,676
    23           0          6,637          62,949
    24           0          5,290          68,683
    25           0          3,612          74,912
    26           0          1,520          81,677
    27           0              0          89,015
    28           0              0          96,966
    29           0              0         105,571
    30           0              0         114,872

------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                     SINGLE PREMIUM VARIABLE UNIVERSAL LIFE

                            MALE ISSUE AGE:  55, PREFERRED
                            PLANNED SINGLE PREMIUM:  $10,000
                            INITIAL FACE AMOUNT:  $25,861
                            ASSUMING CURRENT CHARGES

                                         END OF YEAR DEATH BENEFIT(1)             END OF YEAR CASH VALUE(1)
                                          ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID         ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF
              PLUS INTEREST AT 5%    -------------------------------------   ------------------------------------
POLICY YEAR    AS OF END OF YEAR       0%             6%             12%      0%             6%             12%
-----------   --------------------   ------         ------         -------   -----         ------         -------
     1               10,000          25,861         25,861          25,861   9,638         10,221          10,804
     2               10,500          25,861         25,861          25,861   9,275         10,441          11,676
     3               11,025          25,861         25,861          25,861   8,913         10,664          12,628
     4               11,576          25,861         25,861          25,861   8,551         10,888          13,665
     5               12,155          25,861         25,861          25,861   8,187         11,113          14,797
     6               12,763          25,861         25,861          25,861   7,822         11,340          16,036
     7               13,401          25,861         25,861          25,861   7,454         11,568          17,391
     8               14,071          25,861         25,861          25,861   7,081         11,795          18,875
     9               14,775          25,861         25,861          25,861   6,702         12,022          20,503
    10               15,513          25,861         25,861          27,190   6,311         12,246          22,287
    11               16,289          25,861         25,861          29,338   5,960         12,577          24,448
    12               17,103          25,861         25,861          31,911   5,587         12,911          26,816
    13               17,959          25,861         25,861          34,704   5,187         13,244          29,410
    14               18,856          25,861         25,861          37,749   4,759         13,577          32,264
    15               19,799          25,861         25,861          41,060   4,298         13,910          35,396
    16               20,789          25,861         25,861          44,654   3,799         14,241          38,829
    17               21,829          25,861         25,861          48,141   3,259         14,571          42,602
    18               22,920          25,861         25,861          51,894   2,672         14,899          46,752
    19               24,066          25,861         25,861          55,938   2,031         15,224          51,319
    20               25,270          25,861         25,861          60,298   1,327         15,545          56,353
    21               26,533          25,861         25,861          65,011     552         15,861          61,915
    22               27,860          25,861         25,861          71,444       0         16,170          68,042
    23               29,253          25,861         25,861          78,502       0         16,470          74,764
    24               30,715          25,861         25,861          86,243       0         16,758          82,136
    25               32,251          25,861         25,861          94,730       0         17,036          90,219
    26               33,864          25,861         25,861         104,135       0         17,298          99,176
    27               35,557          25,861         25,861         114,448       0         17,543         108,998
    28               37,335          25,861         25,861         125,752       0         17,767         119,764
    29               39,201          25,861         25,861         138,262       0         17,967         131,678
    30               41,161          25,861         25,861         151,986       0         18,137         144,748

                         END OF YEAR
                     CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF
             ------------------------------------
POLICY YEAR   0%             6%             12%
-----------  -----         ------         -------
     1       8,861          9,391           9,922
     2       8,613          9,686          10,876
     3       8,359          9,988          11,928
     4       8,098         10,295          13,065
     5       7,828         10,613          14,297
     6       7,550         10,940          15,636
     7       7,260         11,268          17,091
     8       6,960         11,595          18,675
     9       6,645         11,922          20,403
    10       6,311         12,246          22,287
    11       5,960         12,577          24,448
    12       5,587         12,911          26,816
    13       5,187         13,244          29,410
    14       4,759         13,577          32,264
    15       4,298         13,910          35,396
    16       3,799         14,241          38,829
    17       3,259         14,571          42,602
    18       2,672         14,899          46,752
    19       2,031         15,224          51,319
    20       1,327         15,545          56,353
    21         552         15,861          61,915
    22           0         16,170          68,042
    23           0         16,470          74,764
    24           0         16,758          82,136
    25           0         17,036          90,219
    26           0         17,298          99,176
    27           0         17,543         108,998
    28           0         17,767         119,764
    29           0         17,967         131,678
    30           0         18,137         144,748

------------
(1) Assumes no policy loan or partial withdrawal has been made.

    WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B

                           VARIATIONS BY JURISDICTION

     The following lists by jurisdiction any variations to the statements made in this prospectus:

     CALIFORNIA


      -- Free Look -- If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.


     COLORADO

      --  The Suicide Exclusion period is one year from the Issue Date.

      -- Transfers between Investment Division and/or the Fixed Account -- If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

     CONNECTICUT

      -- Loan Interest Rate -- Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.


      -- Exchanging the Policy -- The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.


     DISTRICT OF COLUMBIA

      -- Free Look -- You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

     FLORIDA

      -- Termination and Late Period -- The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

     ILLINOIS

      --  Free Look -- No loans or withdrawals are permitted during this period.

     INDIANA

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

      -- Free Look -- You can return the policy to any of our registered representatives.

      -- Payment of Policy Proceeds -- Any claim for the life insurance proceeds under this policy will be settled within 2 months of receipt of due proof of the death of the Insured.

     KANSAS

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     LOUISIANA


      -- Late Period -- To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.


     MICHIGAN

      -- Living Benefits Rider -- The benefit can be exercised if the Insured has a life expectancy of six months or less.

     MINNESOTA

      -- Right to Cancel -- You may cancel this policy by delivering or mailing a written notice or sending a telegram to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

      -- Payment of Policy Proceeds -- Any claim for the life insurance proceeds under this policy will be settled within 2 months of receipt of due proof of the death of the Insured.

     NEBRASKA


      -- Late Period -- This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charge.


     NEW HAMPSHIRE


      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     NEW YORK

      -- Free Look -- You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.


      -- Change in Objective of an Investment Division -- If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.


      -- Special Provision Regarding Extended Term Insurance -- On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

      --  Spouse's Paid-Up Policy Option Rider -- This rider is not available.

     NORTH CAROLINA

      -- Free Look -- You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

     NORTH DAKOTA

      -- Effective Date of Coverage -- Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

      -- Payment of Policy Proceeds -- If payment of the policy proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

      --  The Suicide Exclusion period is one year from the Issue Date.

     OKLAHOMA

      -- Free Look -- If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

      -- Premiums -- Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

     OREGON

      -- Title -- The policy title is "Modified Premium Variable Universal Life Insurance Policy". Also, it is considered "Variable Life Insurance Benefit -- Single Premium Payments".

      -- Variable Benefits -- The amount of variable benefits will not be adversely affected by expense or mortality results.

      -- The state tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

     SOUTH CAROLINA

      --  Title -- The policy title is "Variable Universal Life Insurance
          Policy".

     VERMONT

      -- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask you registered representative how this law may impact your policy and the benefits available under it.

                              FINANCIAL STATEMENTS

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $14,993    $13,289
  Held to maturity, at amortized cost                             627        681
Equity securities                                                 126         89
Mortgage loans                                                  1,993      1,850
Real estate                                                        34         72
Policy loans                                                      544        512
Other investments                                                 223         26
                                                              -------    -------
     Total investments                                         18,540     16,519

Cash and cash equivalents                                         767      1,087
Deferred policy acquisition costs                               1,660      1,507
Deferred taxes                                                     --         53
Other assets                                                      442        312
Separate account assets                                        10,981     10,192
                                                              -------    -------
     Total assets                                             $32,390    $29,670
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $17,454    $16,064
Future policy benefits                                            492        356
Policy claims                                                      73         69
Deferred taxes                                                     87         --
Other liabilities                                               1,147      1,115
Separate account liabilities                                   10,942     10,134
                                                              -------    -------
     Total liabilities                                         30,195     27,738
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, (2,500 issued and outstanding)        25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive loss                              (31)      (191)
Retained earnings                                               1,721      1,618
                                                              -------    -------
     Total stockholder's equity                                 2,195      1,932
                                                              -------    -------
     Total liabilities and stockholder's equity               $32,390    $29,670
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  530    $  442    $  364
  Net investment income                                        1,312     1,179     1,108
  Investment gains (losses), net                                 (39)       12        63
  Other income                                                   154        97        51
                                                              ------    ------    ------
     Total revenues                                            1,957     1,730     1,586
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           971       858       784
  Policyholder benefits                                          330       182       175
  Operating expenses                                             502       405       405
                                                              ------    ------    ------
     Total expenses                                            1,803     1,445     1,364
                                                              ------    ------    ------
Income before Federal income taxes                               154       285       222
                                                              ------    ------    ------
Federal income taxes:
  Current                                                         (3)       52        97
  Deferred                                                        54        57       (17)
                                                              ------    ------    ------
     Total Federal income taxes                                   51       109        80
                                                              ------    ------    ------
NET INCOME                                                    $  103    $  176    $  142
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2000      1999     1998
                                                              -----    ------    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $103     $ 176     $142
                                                              ----     -----     ----
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 201      (391)       9
       Less: reclassification adjustment for gains (losses)
        included in net income                                  41         1      (35)
                                                              ----     -----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            160      (392)      44
                                                              ----     -----     ----
COMPREHENSIVE INCOME (LOSS)                                   $263     $(216)    $186
                                                              ====     =====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF STOCKHOLDER'S EQUITY YEARS
                     ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
BALANCE AT JANUARY 1, 1998                      $25         $480           $ 157         $1,300        $1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                     25          480            (191)         1,618         1,932
Net income for 2000                              --           --              --            103           103
Net change in unrealized gains and losses of
  available for sale securities                  --           --             160             --           160
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 2000                    $25         $480           $ (31)        $1,721        $2,195
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    103    $   176    $   142
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (21)        (3)         2
     Net capitalization of deferred policy acquisition costs      (304)      (298)      (192)
     Universal life and annuity fees                              (233)      (215)      (198)
     Interest credited to policyholders' account balances          971        858        784
     Net realized investment losses(gains)                          39        (13)       (56)
     Deferred income taxes                                          54         57        (17)
     (Increase) decrease in:
       Net separate account assets                                  22          1        (42)
       Other assets and other liabilities                          (64)       (92)       (99)
     Increase in:
       Policy claims                                                 4          9          4
       Future policy benefits                                      147         41         39
                                                              --------    -------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                718        521        367
                                                              --------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                 8,161      3,981      5,325
     Maturity of available for sale fixed maturities             1,497      1,505      1,610
     Maturity of held to maturity fixed maturities                  73        121        102
     Sale of equity securities                                      74        170         77
     Repayment of mortgage loans                                   354        227        238
     Sale of real estate and other invested assets                  65         62         47
  Cost of:
     Available for sale fixed maturities acquired              (11,031)    (6,679)    (7,670)
     Held to maturity fixed maturities acquired                    (17)       (75)       (49)
     Equity securities acquired                                   (113)      (152)       (83)
     Mortgage loans acquired                                      (439)      (451)      (558)
     Real estate and other invested assets acquired               (216)       (13)       (20)
  Policy loans (net)                                               (33)       (21)       (10)
  Increase (decrease) in loaned securities                         422       (222)       425
  Securities sold under agreements to repurchase (net)            (488)       480        (45)
                                                              --------    -------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (1,691)    (1,067)      (611)
                                                              --------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    2,000      2,016      1,502
     Withdrawals                                                (1,026)    (1,154)    (1,151)
     Net transfers from (to) the separate accounts                (318)      (181)        67
                                                              --------    -------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                656        681        418
                                                              --------    -------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (3)         4          1
                                                              --------    -------    -------
Net (decrease)increase in cash and cash equivalents               (320)       139        175
                                                              --------    -------    -------
Cash and cash equivalents, beginning of year                     1,087        948        773
                                                              --------    -------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    767    $ 1,087    $   948
                                                              ========    =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. In 2000, the FASB issued FASB Statement No. 138, "Accounting for Certain Hedging Activities, an amendment of FASB Statement No. 133" in order to address a limited number of implementation issues. Collectively, the implementation of these Statements is estimated to result in a reclassification of $48 million from Other Comprehensive Income to Net Income, before taxes.

     SFAS No. 133 requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2000 and 1999, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   712      $   710       $   514      $   514
Due after one year through five years                   2,942        2,939         3,196        3,153
Due after five years through ten years                  2,462        2,408         2,167        2,099
Due after ten years                                     2,822        2,682         3,138        2,938
Mortgage and asset-backed securities:
  Government or government agency                       4,030        4,117         3,114        2,996
  Other                                                 2,106        2,137         1,631        1,589
                                                      -------      -------       -------      -------
     Total Available for Sale                         $15,074      $14,993       $13,760      $13,289
                                                      =======      =======       =======      =======

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
HELD TO MATURITY                                       COST       FAIR VALUE      COST       FAIR VALUE
----------------                                     ---------    ----------    ---------    ----------
Due in one year or less                               $    49      $    49       $    17      $    17
Due after one year through five years                     213          298           272          360
Due after five years through ten years                    171          170           165          159
Due after ten years                                       179          179           206          194
Asset-backed securities                                    15           15            21           21
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   627      $   711       $   681      $   751
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2000
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                     3,295          74            10          3,359
Foreign Governments                                       51           1            --             52
Corporate                                              8,887         149           349          8,687
Other                                                  2,106          47            16          2,137
                                                     -------        ----          ----        -------
     Total Available for Sale                        $15,074        $295          $376        $14,993
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   612        $ 92          $  8        $   696
Other                                                     15          --            --             15
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   627        $ 92          $  8        $   711
                                                     =======        ====          ====        =======

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2000    $124       $14           $12           $126
  1999    $ 80       $13           $ 4           $ 89

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2000 and 1999 is estimated to be $2,046 million and $1,858 million, respectively. Market values are determined by discounting the projected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2000 and 1999, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $54 million and $37 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at December 31, 2000 and 1999, respectively. There were no specific provisions for losses as of December 31, 2000 and 1999. The activity in the general reserves as of December 31, 2000 and 1999 is summarized below (in millions):

                                                              2000    1999
                                                              ----    ----
Beginning Balance                                             $ 4      $1
Additions/(reductions) charged/(credited) to operations        --       3
                                                              ---      --
Ending Balance                                                $ 4      $4
                                                              ===      ==

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2000 and 1999, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2000        1999
                                                 --------    --------
Property Type:
  Office building                                 $  809      $  795
  Retail                                             396         385
  Apartments                                         167         185
  Residential                                        369         302
  Other                                              252         183
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======
Geographic Region:
  Central                                         $  565      $  438
  Pacific                                            268         255
  Middle Atlantic                                    469         444
  South Atlantic                                     512         534
  New England                                        145         121
  Other                                               34          58
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======

REAL ESTATE

     At December 31, 2000 and 1999, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              2000    1999
                                                              ----    ----
Investment                                                    $34     $63
Acquired through foreclosures                                  --       9
                                                              ---     ---
     Total real estate                                        $34     $72
                                                              ===     ===

     Accumulated depreciation on real estate at December 31, 2000 and 1999, was $8 million and $11 million, respectively. Depreciation expense totaled $1 million in 2000 and $3 million in 1999 and 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2000, 1999 and 1998, were as follows (in millions):

                                                 2000      1999      1998
                                                ------    ------    ------
Fixed Maturities                                $1,121    $1,013    $  972
Equity Securities                                    7        10         7
Mortgage Loans                                     147       134       116
Real Estate                                          9        15        15
Policy Loans                                        46        41        40
Derivative Instruments                              (1)        1         1
Other                                               15        16         1
                                                ------    ------    ------
  Gross investment income                        1,344     1,230     1,152
Investment expenses                                (32)      (51)      (44)
                                                ------    ------    ------
     Net investment income                      $1,312    $1,179    $1,108
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2000, 1999 and 1998, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  2000                           1999                           1998
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 80               $(157)      $ 64                $(87)      $ 87                $(29)
Equity Securities                         17                  (7)        34                  (8)         7                  (7)
Mortgage Loans                             8                  (1)         4                  --         16                  (8)
Real Estate                               12                  (3)         5                  (2)         6                  (2)
Other                                     13                  (1)         2                  --          3                 (10)
                                        ----               -----       ----                ----       ----                ----
     Subtotal                           $130               $(169)      $109                $(97)      $119                $(56)
                                        ====               =====       ====                ====       ====                ====
Investment gains (losses), net                    $(39)                          $12                            $63
                                                  ====                           ===                            ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive loss". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    ----
Net unrealized investments gains (losses), beginning of the
  year                                                        $(191)   $ 201    $157
                                                              -----    -----    ----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                        302     (612)     24
     Less: Reclassification adjustments for gains (losses)
       included in net income                                    41        1     (35)
                                                              -----    -----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                       261     (613)     59
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                              (3)      (7)     (1)
     Deferred policy acquisition costs                          (98)     228     (14)
                                                              -----    -----    ----
Change in net unrealized investment gains (losses)              160     (392)     44
                                                              -----    -----    ----
Net unrealized investment gains (losses), end of year         $ (31)   $(191)   $201
                                                              =====    =====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $162 million, $(330) million and $31 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(22) million, $0 million and $19 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(2) million, $(3) million and $0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(53) million, $122 million and $(8) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2000 and 1999, was $7,944 million and $7,279 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $40 million and $71 million at December 31, 2000 and 1999, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2000, 1999 and 1998 is as follows (in millions):

                                                              2000      1999      1998
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,326    $1,028    $  836
Current year additions                                          444       372       286
Amortized during year                                          (140)      (74)      (94)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               1,630     1,326     1,028
Adjustment for unrealized gains (losses) on investments          30       181      (169)
                                                             ------    ------    ------
Balance at end of year                                       $1,660    $1,507    $  859
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability (asset) as of December 31, 2000 and 1999 are as follows (in millions):

                                                              2000    1999
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $303    $258
  Employee and agents benefits                                  53      52
  Investments                                                   --     131
                                                              ----    ----
     Gross deferred tax assets                                 356     441
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            416     374
  Investments                                                    3      --
  Other                                                         24      14
                                                              ----    ----
     Gross deferred tax liabilities                            443     388
                                                              ----    ----
       Net deferred tax liability (asset)                     $ 87    $(53)
                                                              ====    ====

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2000, 1999 and 1998:

                                                            2000     1999     1998
                                                            -----    -----    ----
Statutory federal income tax rate                            35.0%    35.0%   35.0%
Equity base tax                                               4.3      5.9     1.7
Tax exempt income                                            (3.8)    (1.1)    (.5)
Other                                                        (2.4)    (1.5)    (.2)
                                                            -----    -----    ----
Effective tax rate                                           33.1%    38.3%   36.0%
                                                            =====    =====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under these agreements, included in the accompanying statement of income are $2.3 million, $1.5 million and $.9 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     2000                    1999
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000     $1,938     $225,000      $--
Interest Rate Floors                         $150,000     $  402     $150,000      $92

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 2000 are between three years, seven months and eighteen years four months in maturity. At December 31, 1999 such contracts were between four years, seven months and nineteen years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                2000        1999
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $225,000
  Average receive rate                                            6.64%       6.50%
  Average pay rate                                                6.26%       5.17%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $1,728,000 and ($8,420,000) at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 2000 and 1999, unamortized premiums on interest rate floors amounted to $222,000 and $315,000, respectively. Fair values of such agreements were $402,000 and $92,000 at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $38,000 and $0 at December 31, 2000 and 1999, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $755 million and $246 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2000 of $132 million ($620 million at December 31,
1999) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $476 million for the year ended December 31, 2000 ($393 million for 1999 and $335 million for 1998) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $7 million for its share of the net periodic post-retirement benefits expense in 2000 ($12 million and $8 million in 1999 and 1998, respectively) and $2 million for the post-employment benefits expense in 2000 ($3 million in 1999 and $2 million in 1998) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 2000 and 1999, NYLIAC has a net liability of $111 million and $80 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $7 million, $48 million, and $67 million during 2000, 1999 and 1998, respectively.

     Total interest paid was $12 million, $30 million and $27 million during 2000, 1999 and 1998, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2000 and 1999, statutory stockholder's equity was $1,098 million and $1,130 million, respectively. Statutory net income for the years ended December 31, 2000, 1999 and 1998 was $0.4 million, $63 million and $10 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The Company has estimated the effect of adoption will be a net increase in statutory surplus of approximately $35 million (unaudited).

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2000, 1999 and 1998.

     As of December 31, 2000, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $593 million. The maximum amount of dividends which may be paid in 2001 without prior approval is $109.8 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2001

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Single Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 94 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.
     Written consents of the following persons:

     (a) Thomas F. English, Esq.

     (b) Michael Fong, Associate Actuary

     (c) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B- 2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, (File No. 64410), filed 4/25/97 and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, (File No. 64410), filed 4/25/97 and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6 (File No. 64410), filed 4/17/96 and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy for Single Premium Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

     (5)(a) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

     (5)(b) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

     (6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/25/97 for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                  (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, Director

     (9)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (9)(e) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

     (9)(f) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(g) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(h)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(i) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(j) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(k) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(l) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 2/18/99 and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director

     (9)(m) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/13/00 and incorporated herein by reference.

     (9)(n) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(o) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

     (10) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6.                Opinion and Consent of Michael Fong, Associate
                  Actuary - Filed herewith.

7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 17th day of April, 2001.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Howard I. Atkins*              Executive Vice President and Director
                                    (Principal Financial Officer)

     Gary G. Benanav*               Executive Vice President and Director

     Frank M. Boccio*               Director

     John A. Cullen*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director

     Phillip J. Hildebrand*         Director

     Richard M. Kernan, Jr.*        Director

     Robert D. Rock*                Senior Vice President and Director

     Frederick J. Sievert*          President and Director (Principal Executive
                                    Officer)

     Seymour Sternberg*             Director

     George J. Trapp*               Director


*By  /s/ MELVIN J. FEINBERG
   -------------------------------------
     Melvin J. Feinberg
     Attorney-in-Fact
     April 17, 2001


*  Pursuant to Powers of Attorney previously filed.

                                EXHIBIT INDEX

Exhibit
Number               Description
------               -----------
 2.                  Opinion and Consent of Thomas F. English, Esq.


 6.                  Opinion and Consent of Michael Fong, Associate Actuary


 7.                  Consent of PricewaterhouseCoopers LLP